Exhibit 10.5

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of December 9, 2011, among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the “Corporation”), each additional Dollar Revolving Loan Borrower (as defined in the Credit Agreement referred to below), each additional Alternate Currency Revolving Loan Borrower (as defined in the Credit Agreement referred to below), various lenders from time to time party to the Credit Agreement (the “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Corporation, the other Borrowers, the Lenders from time to time party thereto, the Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor by merger with Banc of America Securities LLC), as Lead Arrangers and Book Running Managers, are parties to that certain Credit Agreement, dated as of April 20, 2010 (as amended, modified, and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Second Amendment, the Corporation, the other Borrowers, the Lenders and the Administrative Agent wish to amend Section 8.07 of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed:

PART I. Amendments.

Section 8.07 of the Credit Agreement is hereby amended by deleting the period (“.”) at the end of clause (ii) of said Section and inserting the following new text in lieu thereof:

“; provided, however, that Subsidiaries of the Corporation that are included (together with full financial results for the applicable period) in the Corporation’s consolidated financial statements and related schedules for a fiscal quarter and a Fiscal Year of the Corporation (as required to be delivered pursuant to Section 8.01(a) or (b), as applicable) shall not be required to maintain the fiscal year and fiscal quarter ends described in clause (i) and (ii) above.”.

PART II. Miscellaneous Provisions.

A. Each Guarantor, by its signature below, hereby confirms that (i) its Guaranty shall remain in full force and effect and (ii) its Guaranty covers its Relevant Guaranteed Obligations, in each case after giving effect to this Second Amendment.

B. In order to induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Corporation represents and warrants to the Lenders that, on the Second Amendment Effective Date (as defined below), before, as of and after giving effect to this Second Amendment and the transactions contemplated hereby, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Second Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

C. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

D. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Corporation and the Administrative Agent.

E. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

F. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions has been satisfied:

(i) each Borrower, each Guarantor, the Administrative Agent and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent (or its designee); and

(ii) the Corporation shall have paid (or caused to be paid) to the Agents and the Lenders all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Agents and the Lenders to the extent then due.

G. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by this Second Amendment on the Second Amendment Effective Date. This Second Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC., as Borrower and Guarantor

By:	/s/ Timothy C. Fetten
Name:	Timothy C. Fetten
Title:	VICE PRESIDENT & Treasurer

STARWOOD FINANCE EUROPE LIMITED, as an Alternate Currency Revolving Loan Borrower

By:	/s/ Timothy C. Fetten
Name:	Timothy C. Fetten
Title:	ATTORNEY

SHERATON HOTELS (U.K.) PLC, as an Alternate Currency Revolving Loan Borrower

By:	/s/ Timothy C. Fetten
Name:	Timothy C. Fetten
Title:	ATTORNEY

SHERATON ON THE PARK PTY LIMITED (ABN 14 003 366 550), as an Alternate Currency Revolving Loan Borrower

By:	/s/ Kristen W. Prohl
Name:	KRISTEN W. PROHL
Title:	ATTORNEY

OPERADORA SHERATON S de RL de CV, as an Alternate Currency Revolving Loan Borrower

By:	/s/ Jack Spitzer
Name: JACK SPITZER Title: LEGAL REPRESENTATIVE

STARWOOD ITALIA S.R.L., as an Alternate Currency Revolving Loan Borrower

By:	/s/ Timothy C. Fetten
Name: TIMOTHY C. FETTEN Title: ATTORNEY

STARWOOD JAPAN HOLDINGS PTE. LTD., as an Alternate Currency Revolving Loan Borrower

By:	/s/ Timothy C. Fetten
Name: TIMOTHY C. FETTEN Title: ATTORNEY

CIGAHOTELS ESPANA SL, as an Alternate Currency Revolving Loan Borrower

By:	/s/ Timothy C. Fetten
Name: TIMOTHY C. FETTEN Title: ATTORNEY

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent

By:	/s/ George R. Reynolds
Name: GEORGE R. REYNOLDS
Title: DIRECTOR

By:	/s/ James Rolison
Name: JAMES ROLISON
Title: MANAGING DIRECTOR

Second Amendment to the Starwood Hotels & Resorts Worldwide Revolving Credit Agreement dated April 20, 2010

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

NAME OF INSTITUTION:

BANK OF AMERICA, N.A.

By:	/s/ Roger C. Davis
Name: Roger C. Davis
Title: Senior Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

NAME OF INSTITUTION:

THE BANK OF NOVA SCOTIA

By:	/s/ Ajit Goswami
Name: Ajit Goswami
Title: Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

NAME OF INSTITUTION:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Kenneth Egusa
Name: KENNETH EGUSA
Title: VICE PRESIDENT

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

NAME OF INSTITUTION:

BARCLAYS BANK PLC

By:	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

NAME OF INSTITUTION:

CITIBANK, N.A.

By:	/s/ John Rowland
Name: John Rowland
Title: Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

NAME OF INSTITUTION:

Credit Agricole Corporate and Investment Bank

By:	/s/ Steven Jonassen
Name: Steven Jonassen
Title: Managing Director

By:	/s/ David Bowers
Name: David Bowers
Title: Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

NAME OF INSTITUTION:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Karl Studer
Name: Karl Studer
Title: Director

By:	/s/ Stephan Brechtbuehl
Name: Stephan Brechtbuehl
Title: Assistant Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

NAME OF INSTITUTION:

Goldman Sachs Bank USA

By:	/s/ Ashwin Ramakrishna
Name: Ashwin Ramakrishna
Title: Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

NAME OF INSTITUTION:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Marc Costantino
Name: Marc Costantino
Title: Executive Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

NAME OF INSTITUTION:

Mizuho Corporate Bank, Ltd.

By:	/s/ Noel Purcell
Name: Noel Purcell
Title: Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

Morgan Stanley Bank, N.A.

By:	/s/ Nick Zangari
Name:	Nick Zangari
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

Royal Bank of Canada:

By:	/s/ G. David Cole
Name: G. David Cole
Title: Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

NAME OF INSTITUTION:

The Royal Bank of Scotland plc

By:	/s/ Timothy J. McNaught
Name: Timothy J. McNaught
Title: Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS

NAME OF INSTITUTION:

Sumitomo Mitsui Banking Corporation

By:	/s/ William G. Karl
Name: William G. Karl
Title: Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

NAME OF INSTITUTION:

US Bank, National Association

By:	/s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF APRIL 20, 2010, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., EACH ADDITIONAL DOLLAR REVOLVING LOAN BORROWER, EACH ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWER, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS (AS AMENDED)

NAME OF INSTITUTION:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Mark F. Monahan
Name: Mark F. Monahan
Title: Senior Vice President